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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          December 10, 2003
                                                          -----------------


                         Hyundai ABS Funding Corporation
--------------------------------------------------------------------------------
                   as Depositor to the Issuer described herein
               (Exact Name of Registrant as Specified in Charter)

            Delaware                     333-108545              33-0978453
            --------                     ----------              ----------
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
         Incorporation)                 File Number)         Identification No.)

        10550 Talbert Avenue, Fountain Valley, California            92708
        -------------------------------------------------            -----
             (Address of Principal Executive Offices)              (Zip Code)


      Registrant's telephone number including area code          (714) 594-1579


Former Name or Former Address, if Changed Since Last Report      Not Applicable




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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

         Hyundai ABS Funding Corporation (the "Registrant") is hereby filing the servicer report (the "Servicer Report") which Hyundai Motor Finance Company ("HMFC") is required to file pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of November 7, 2003, among the Issuer, the Registrant, HMFC and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee. The Servicer Report filed hereby covers the period from November 1, 2003 to November 30, 2003.

Item 7. Financial Statements and Exhibits.

           (c) Exhibits

            Exhibit No.       Exhibit
            -----------       -------
                    20        November 2003 Servicer Report

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 16, 2003                   HYUNDAI ABS FUNDING CORPORATION


                                            By: /s/ David. A. Hoeller
                                                --------------------------------
                                            Name:  David A. Hoeller
                                            Title: Vice President & Secretary

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                                  EXHIBIT INDEX


    Exhibit No.      Exhibit
    -----------      -------
        20           November 2003 Servicer Report

                                       4